Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenues	(Unaudited)		(Unaudited)
Premiums earned	$1,434	$1,319	$2,836	$2,607
Net investment income	127	111	240	220
Net realized investment (losses) gains	(7)	133	49	189
Net impairment losses recognized in earnings	(2)	0	(4)	0
Equity in earnings of limited partnerships	72	27	100	77
Other income	8	8	16	16
Total revenues	1,632	1,598	3,237	3,109
Benefits and expenses
Insurance losses and loss expenses	976	1,126	2,036	2,160
Policy acquisition and underwriting expenses	361	325	709	646
Total benefits and expenses	1,337	1,451	2,745	2,806

Income from operations before income taxes and noncontrolling interest	295	147	492	303
Provision for income taxes	98	44	159	91
Net income	$197	$103	$333	$212

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	141	54	238	117

Net income attributable to Indemnity	$56	$49	$95	$95

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$1.21	$1.05	$2.04	$2.04
Class A common stock – diluted	$1.07	$0.94	$1.81	$1.82
Class B common stock – basic and diluted	$181	$158	$306	$307
Class B common stock – diluted	$180	$158	$305	$307

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,189,068	46,214,153	46,189,068	46,307,659
Class B common stock	2,542	2,542	2,542	2,542

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,562,514	52,411,414	52,598,633	52,504,920
Class B common stock	2,542	2,542	2,542	2,542

Dividends declared per share
Class A common stock	$0.6810	$0.6350	$1.3620	$1.2700
Class B common stock	$102.1500	$95.2500	$204.3000	$190.5000

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended June 30,		Three months ended June 30,		Three months ended June 30,		Three months ended June 30,
	2015	2014	2015	2014	2015	2014	2015	2014
Management operations:
Management fee revenue, net	$395	$366	$—	$—	$(395)	$(366)	$—	$—
Service agreement revenue	7	8	—	—	—	—	7	8
Total revenue from management operations	402	374	—	—	(395)	(366)	7	8
Cost of management operations	332	306	—	—	(332)	(306)	—	—
Income from management operations before taxes	70	68	—	—	(63)	(60)	7	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,412	1,298	—	—	1,412	1,298
Losses and loss expenses	—	—	952	1,101	(1)	(2)	951	1,099
Policy acquisition and underwriting expenses	—	—	416	380	(65)	(64)	351	316
Income (loss) from property and casualty insurance operations before taxes	—	—	44	(183)	66	66	110	(117)
Life insurance operations: (1)
Total revenue	—	—	48	46	0	(1)	48	45
Total benefits and expenses	—	—	35	36	0	0	35	36
Income from life insurance operations before taxes	—	—	13	10	0	(1)	13	9
Investment operations: (1)
Net investment income	5	4	101	89	(3)	(5)	103	88
Net realized investment (losses) gains	0	0	(8)	133	—	—	(8)	133
Net impairment losses recognized in earnings	0	0	(2)	0	—	—	(2)	0
Equity in earnings of limited partnerships	11	3	61	23	—	—	72	26
Income from investment operations before taxes	16	7	152	245	(3)	(5)	165	247
Income from operations before income taxes and noncontrolling interest	86	75	209	72	—	—	295	147
Provision for income taxes	30	26	68	18	—	—	98	44
Net income	$56	$49	$141	$54	$—	$—	$197	$103

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014	2015	2014	2015	2014
Management operations:
Management fee revenue, net	$738	$685	$—	$—	$(738)	$(685)	$—	$—
Service agreement revenue	15	15	—	—	—	—	15	15
Total revenue from management operations	753	700	—	—	(738)	(685)	15	15
Cost of management operations	630	574	—	—	(630)	(574)	—	—
Income from management operations before taxes	123	126	—	—	(108)	(111)	15	15
Property and casualty insurance operations:
Net premiums earned	—	—	2,792	2,566	—	—	2,792	2,566
Losses and loss expenses	—	—	1,985	2,108	(2)	(3)	1,983	2,105
Policy acquisition and underwriting expenses	—	—	802	745	(112)	(117)	690	628
Income (loss) from property and casualty insurance operations before taxes	—	—	5	(287)	114	120	119	(167)
Life insurance operations: (1)							95	95
Total revenue	—	—	95	96	0	(1)	95	95
Total benefits and expenses	—	—	72	73	0	0	72	73
Income from life insurance operations before taxes	—	—	23	23	0	(1)	23	22
Investment operations: (1)
Net investment income	9	8	189	173	(6)	(8)	192	173
Net realized investment gains	0	1	48	183	—	—	48	184
Net impairment losses recognized in earnings	0	0	(4)	0	—	—	(4)	0
Equity in earnings of limited partnerships	13	9	86	67	—	—	99	76
Income from investment operations before taxes	22	18	319	423	(6)	(8)	335	433
Income from operations before income taxes and noncontrolling interest	145	144	347	159	—	—	492	303
Provision for income taxes	50	49	109	42	—	—	159	91
Net income	$95	$95	$238	$117	$—	$—	$333	$212

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income (unaudited)

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended June 30,		Six months ended June 30,
(in millions, except per share data)	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$56	$49	$95	$94
Net realized investment gains and impairments	0	0	0	1
Income tax expense	0	0	0	0
Realized gains and impairments, net of income taxes	0	0	0	1
Net income attributable to Indemnity	$56	$49	$95	$95

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$1.07	$0.94	$1.81	$1.81
Net realized investment gains and impairments	0.00	0.00	0.00	0.02
Income tax expense	0.00	0.00	0.00	(0.01)
Realized gains and impairments, net of income taxes	0.00	0.00	0.00	0.01
Net income attributable to Indemnity	$1.07	$0.94	$1.81	$1.82

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$561	$564
Equity securities	22	25
Limited partnerships	101	113
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	9,372	9,007
Equity securities	817	850
Trading securities, at fair value	3,144	3,223
Limited partnerships	842	866
Other invested assets	21	20
Total investments	14,881	14,669

Cash and cash equivalents (Exchange portion of $344 and $422, respectively)	421	514
Premiums receivable from policyholders – Exchange	1,384	1,281
Reinsurance recoverable – Exchange	162	161
Deferred income taxes – Indemnity	44	37
Deferred acquisition costs – Exchange	635	595
Other assets (Exchange portion of $419 and $374, respectively)	542	501
Total assets	$18,069	$17,758

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$589	$611
Exchange liabilities
Losses and loss expense reserves	3,963	3,853
Life policy and deposit contract reserves	1,837	1,812
Unearned premiums	3,007	2,834
Deferred income taxes	413	490
Other liabilities	98	175
Total liabilities	9,907	9,775

Indemnity's shareholders’ equity	732	703

Noncontrolling interest in consolidated entity – Exchange	7,430	7,280
Total equity	8,162	7,983
Total liabilities, shareholders’ equity and noncontrolling interest	$18,069	$17,758